Exhibit 99.1

ION Acquisition Corp. 1 Ltd. Transfers Listing to the Nasdaq Global Market

NEW YORK, NY – June 18, 2021 – ION Acquisition Corp 1 Ltd. (NYSE: IACA) (the “Company”) announced today that upon the closing of the previously announced proposed business combination (the “Business Combination”) with Taboola.com Ltd. (“Taboola”), it intends to voluntarily delist its issued and outstanding units consisting of Class A ordinary shares of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”) and warrants of the Company entitling the holder thereof to purchase one Class A Ordinary Shares per warrant at a price of $11.50 per share (collectively, the “ION Units”) from The New York Stock Exchange (“NYSE”). The Company’s decision to voluntarily delist its ION Units and transfer to the NASDAQ Stock Market LLC (“NASDAQ”) is due to the fact that upon the consummation of the Business Combination, the Company will become a wholly-owned subsidiary of Taboola, and Taboola’s securities will be traded on the NASDAQ. Following the transfer, the Company will continue to file the same periodic reports and other information it currently files with the Securities and Exchange Commission (the “SEC”). The Company anticipates the transfer to NASDAQ to occur on or about June 30, 2021.

Important Information

Neither the SEC, any state securities commission or the Israel Securities Authority has approved or disapproved of the securities to be issued in connection with the Business Combination or determined if the Registration Statement (as defined herein) is accurate or adequate.

Note Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and Taboola’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Taboola’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination, and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Taboola’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (2) the outcome of legal proceedings that have or may be instituted against the Company and Taboola; (3) the inability to complete the Business Combination, including due to failure to obtain the requisite approval of shareholders or other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (5) the inability to obtain or maintain the listing of the ordinary shares of the post-acquisition company on The New York Stock Exchange following the Business Combination; (6) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Taboola or the combined company may be adversely affected by other economic, business, competitive and/or factors such as the COVID-19 pandemic; and (11) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information

This communication is being made in respect of the Business Combination between Taboola and the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the Business Combination, Taboola has filed with the SEC a registration on Form F-4 (File No. 333-255684) on April 30, 2021, as amended on May 21, 2021 (the “Registration Statement”) (which includes a definitive proxy statement and a prospectus (the “proxy statement/prospectus”)), in connection with the Company’s solicitation of proxies for the vote by the Company’s shareholders with respect to the Business Combination and other matters as may be described in the Registration Statement. The Registration Statement was declared effective by the SEC on June 7, 2021 and the proxy statement/prospectus was mailed to the Company’s shareholders on or about June 8, 2021.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE BSUINESS COMBINATION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION. The proxy statement/prospectus, as well as other filings containing information about Taboola and the Company are available without charge at the SEC’s internet site (http://www.sec.gov). Copies of the proxy statement/prospectus can also be obtained without charge, from Taboola’s website at http://www.taboola.com. Copies of the proxy statement/prospectus can be obtained, when available, without charge, from the Company’s website at http://www.ion-am.com/spac.

Participants in the Solicitations

Taboola, the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Business Combination. You can find more information about the Company’s directors and executive officers in the Company’s final prospectus dated October 1, 2020 and filed with the SEC on October 5, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the Registration Statement. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Contacts

ION Acquisition Corp:

Avrom Gilbert

avrom@ion-am.com